Summary Prospectus Supplement

December 7, 2020

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 7, 2020 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 30, 2020

Global Real Estate Portfolio (Class II) (the "Fund")

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser(s)	Date Began Managing Fund
Theodore R. Bigman	Managing Director of the Adviser	August 2006
Laurel Durkay	Managing Director of the Adviser	December 2020
Michiel te Paske	Managing Director of MSIM Limited	August 2006
Sven van Kemenade	Managing Director of MSIM Limited	August 2006
Angeline Ho	Managing Director of MSIM Company	August 2006
Desmond Foong	Managing Director of MSIM Company	April 2015

Effective December 31, 2020, Theodore R. Bigman will no longer serve as a portfolio manager of the Fund. Accordingly, at such time, all references to Mr. Bigman will be removed from the Fund's Summary Prospectus.

Please retain this supplement for future reference.